Subsequent Events	6 Months Ended
Jun. 30, 2025
Subsequent Events [Abstract]
Subsequent events

18. Subsequent events

Except as set forth below, there were no events that occurred subsequent to June 30, 2025 that require adjustment to or disclosure in the unaudited consolidated financial statements.

In July 2025, the Company entered into two short-term loan agreements with Bank of Hangzhou Co., Ltd, both guaranteed by Mr. Jianping Kong and Haoweiverse, to borrow a total amount of RMB10.0 million to fund the Company’s working capital. The borrowings bear an annual interest rate of 3.1% with maturity dates of January 23, 2026 and July 23, 2026.

In July 2025, the Company entered into a securities purchase agreement to purchase 495,050 shares and 495,050 stapled warrants of CEA industries, Inc. in a total subscription amount of approximately US$5.0 million paid in USDT.

On August 21, 2025, the Company entered into an at the market offering agreement (the “ATM Agreement”) with Maxim Group LLC (“Maxim”), pursuant to which the Company may offer and sell its Class A ordinary shares from time to time through Maxim, acting as the Company’s sales agent. The Company will pay Maxim as compensation a fixed commission rate of 2.5% of the gross proceeds of each sale of Class A ordinary shares. Pursuant to the registration statement filed registering shares to be sold in accordance with the terms of the ATM Agreement, the Company may offer and sell its Class A ordinary shares up to a maximum aggregate offering price of US$45,000,000.

From July to September 2025, the Company borrowed approximately RMB0.9 million in total from Zhejiang Shaoxing Ruifeng Rural Commercial Bank Co., Ltd under the credit line pledged by the land use right and property, plant and equipment of the Company as described in Note 11. The additional borrowings bear an annual interest rate of 5.4% with repayment date on July 25, 2030.